Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2015 SECOND QUARTER AND SIX- MONTH RESULTS

-- Adjusted Net Sales Climb 21.7% for the Quarter; Net Sales Up 7.1% as Reported --

LOS ANGELES, CA – November 10, 2014 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2015 second quarter ended September 30, 2014 – reflecting continued sales growth and enhanced profitability.

Net sales for the fiscal 2015 second quarter increased 7.1 percent to $70.8 million from $66.2 million for the same period a year earlier.  On an adjusted basis before accounting for customer allowances associated with new business gains, net sales climbed 21.7 percent to $81.4 million from $66.9 million in fiscal 2014.  The increase in net sales was due to strength in rotating electrical and the benefits of the company’s growing wheel hub product sales and the partial quarter contributions from its new brake master cylinder product sales that commenced in late July 2014.

Net income for the quarter was $1.5 million, or $0.09 per diluted share, compared with net income of $2.2 million, or $0.15 per diluted share, a year ago – reflecting a 14.4 percent increase in the diluted weighted average number of shares outstanding in the fiscal 2015 period.

Adjusted net income, excluding certain expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, for the fiscal 2015 second quarter almost doubled to $10.2 million, or $0.60 per diluted share, from $5.3 million, or $0.36 per diluted share, for the same period a year earlier.

Gross profit as a percentage of sales for the fiscal 2015 second quarter was 26.0 percent compared with 29.8 percent a year earlier.  Gross profit was $18.4 million compared with $19.7 million a year earlier.  Reported second quarter gross profit was negatively impacted by customer allowances associated with inventory purchases for new business gains noted above.

Adjusted gross profit as a percentage of sales for the second quarter was 35.0 percent compared with 31.0 percent a year earlier.  Adjusted gross profit was $28.5 million compared with $20.7 million a year ago, representing a 37.5 percent increase.

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Motorcar Parts of America, Inc.
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Net sales for the fiscal 2015 six-month period increased 14.9 percent to $133.8 million from $116.4 million for the same period a year earlier.  On an adjusted basis before accounting for customer allowances associated with new business gains, net sales increased 22.9 percent to $144.8 million from $117.8 million in fiscal 2014.

Net income for the six months was $5.4 million, or $0.33 per diluted share, compared with net income of $103.1 million, or $7.02 per diluted share, a year ago – reflecting the fiscal 2014 period impact of $100.9 million income from discontinued operations as well a 11.4 percent increase in the diluted weighted average number of shares outstanding in the fiscal 2015.

Adjusted net income, excluding certain expenses noted in the Reconciliation of Non-GAAP Financial Measures tables below, for the fiscal 2015 six-month period increased 73.8 percent to $14.9 million, or $0.91 per diluted share, from $8.6 million, or $0.58 per diluted share, for the same period a year earlier.

Gross profit as a percentage of sales for the fiscal 2015 six- month period was 27.1 percent compared with 30.7 percent a year earlier.  Gross profit was $36.2 million compared with $35.7 million a year earlier.

Adjusted gross profit as a percentage of sales for the six months was 32.9 percent compared with 31.5 percent a year earlier.  Adjusted gross profit was $47.7 million compared with $37.1 million a year ago, representing a 28.5 percent increase.

“The first half of fiscal 2015 bodes well for the year, as we continue to experience strong interest in our new product introductions and solid growth in rotating electrical.  An aging vehicle population, lower fuel costs and positive operating synergies support our growth potential.  Our team is passionate about building shareholder value through superior product quality and exemplary customer service levels,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

Use of Non-GAAP Measures

We define adjusted net income (loss) as net income (loss) adjusted for certain items related to the company’s discontinued subsidiaries, as well as financing, consulting and other fees.  We define Adjusted EBITDA as adjusted net income (loss), plus interest expense, income tax expense and depreciation and amortization.  Adjusted net income (loss) does not reflect many items that affect the company’s net income (loss), including many items related to company’s discontinued subsidiaries.  Adjusted EBITDA does not reflect the impact of a number of items that affect the company’s net income, including financing costs and matters related to the company’s discontinued subsidiaries.  Adjusted EBITDA and adjusted net income (loss) are not measures of financial performance under GAAP, and should not be considered as alternatives to net income or income from operations as a measure of liquidity.  Adjusted EBITDA and adjusted net income (loss) have significant limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company’s results as reported under GAAP.  For a reconciliation of Adjusted EBITDA and adjusted net income (loss) to net income (loss) see the financial tables included in the press release.

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Motorcar Parts of America, Inc.
3-3-3

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time today through 8:59 p.m. Pacific time on Monday, November 17, 2014 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 24747304

About Motorcar Parts of America, Inc. is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel hub assembly products and brake master cylinders utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with production facilities located in California, Mexico, Malaysia and China, and administrative offices located in California, Tennessee, Mexico, Singapore and Malaysia.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2014 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2014	2013	2014	2013

Net sales	$70,840,000	$66,174,000	$133,815,000	$116,419,000
Cost of goods sold	52,420,000	46,469,000	97,579,000	80,700,000
Gross profit	18,420,000	19,705,000	36,236,000	35,719,000
Operating expenses:
General and administrative	9,812,000	8,706,000	15,204,000	18,338,000
Sales and marketing	1,837,000	2,143,000	3,663,000	3,874,000
Research and development	539,000	398,000	1,061,000	947,000
Total operating expenses	12,188,000	11,247,000	19,928,000	23,159,000
Operating income	6,232,000	8,458,000	16,308,000	12,560,000
Interest expense, net	3,339,000	4,663,000	6,752,000	8,588,000
Income from continuing operations before income tax expense	2,893,000	3,795,000	9,556,000	3,972,000
Income tax expense	1,418,000	1,631,000	4,132,000	1,705,000
Income from continuing operations	1,475,000	2,164,000	5,424,000	2,267,000
Income from discontinued operations	-	-	-	100,877,000

Net income	$1,475,000	$2,164,000	$5,424,000	$103,144,000

Basic net income per share from continuing operations	$0.09	$0.15	$0.35	$0.16
Basic net income per share from discontinued operations	-	-	-	6.97

Basic net income per share	$0.09	$0.15	$0.35	$7.13

Diluted net income per share from continuing operations	$0.09	$0.15	$0.33	$0.15
Diluted net income per share from discontinued operations	-	-	-	6.87

Diluted net income per share	$0.09	$0.15	$0.33	$7.02
Weighted average number of shares outstanding:
Basic	15,975,437	14,460,979	15,531,566	14,460,979
Diluted	16,826,427	14,706,996	16,372,726	14,695,108

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2014	March 31, 2014
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$89,045,000	$24,599,000
Short-term investments	598,000	521,000
Accounts receivable — net	1,426,000	22,283,000
Inventory— net	48,525,000	47,246,000
Inventory unreturned	8,160,000	7,534,000
Deferred income taxes	18,997,000	18,767,000
Prepaid expenses and other current assets	3,628,000	4,316,000
Total current assets	170,379,000	125,266,000
Plant and equipment — net	11,244,000	11,025,000
Long-term core inventory — net	155,517,000	143,476,000
Long-term core inventory deposits	29,837,000	29,375,000
Long-term deferred income taxes	2,872,000	2,614,000
Intangible assets — net	2,894,000	3,244,000
Other assets	3,888,000	3,853,000
TOTAL ASSETS	$376,631,000	$318,853,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$55,540,000	$59,509,000
Accrued liabilities	8,182,000	8,316,000
Customer finished goods returns accrual	15,478,000	16,251,000
Revolving loan	-	10,000,000
Other current liabilities	3,688,000	1,270,000
Current portion of term loan	7,843,000	7,843,000
Total current liabilities	90,731,000	103,189,000
Term loan, less current portion	75,846,000	79,434,000
Deferred core revenue	15,167,000	15,065,000
Other liabilities	11,816,000	11,529,000
Total liabilities	193,560,000	209,217,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized; 17,904,865 and 15,067,645 shares issued and outstanding at September 30, 2014 and March 31, 2014, respectively	179,000	151,000
Additional paid-in capital	188,997,000	120,553,000
Accumulated other comprehensive loss	(1,338,000)	(877,000)
Accumulated deficit	(4,767,000)	(10,191,000)
Total shareholders' equity	183,071,000	109,636,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$376,631,000	$318,853,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and six months ended September 30, 2014 and 2013. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and six months ended September 30, 2014 and 2013 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended September 30,		Six Months Ended September 30,
	2014	2013	2014	2013
GAAP Results:
Net sales	$70,840,000	$66,174,000	$133,815,000	$116,419,000
Net income	1,475,000	2,164,000	5,424,000	103,144,000
Diluted income per share (EPS)	0.09	0.15	0.33	7.02
Gross margin	26.0%	29.8%	27.1%	30.7%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$81,385,000	$66,874,000	$144,802,000	$117,831,000
Non-GAAP adjusted net income	10,172,000	5,327,000	14,891,000	8,569,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.60	0.36	0.91	0.58
Non-GAAP adjusted gross margin	35.0%	31.0%	32.9%	31.5%
Non-GAAP adjusted EBITDA	20,630,000	13,614,000	32,412,000	23,398,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended September 30,		Six Months Ended September 30,
	2014	2013	2014	2013
Net sales, as reported	$70,840,000	$66,174,000	$133,815,000	$116,419,000
Adjustments:
Net sales
Return and stock adjustment accruals	560,000	575,000	560,000	1,287,000
Customer allowances associated with inventory purchases related to new product lines and additional business	9,985,000	125,000	10,427,000	125,000
Adjusted net sales	$81,385,000	$66,874,000	$144,802,000	$117,831,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended September 30,
	2014		2013
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income, as reported	$1,475,000	$0.09	$2,164,000	$0.15
Adjustments:
Net sales
Return and stock adjustment accruals	560,000	$0.03	575,000	$0.04
Customer allowances associated with inventory purchases related to new product lines and additional business	9,985,000	$0.59	125,000	$0.01
Cost of goods sold
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(465,000)	$(0.03)
Discontinued subsidiaries costs	-		325,000	$0.02
Operating expenses
Disc. subsidiaries legal, severance and other costs	1,353,000	$0.08	841,000	$0.06
Share-based compensation expense	600,000	$0.04	116,000	$0.01
Mark-to-market losses (gains)	1,750,000	$0.10	2,491,000	$0.17
Interest
Disc. subsidiaries supplier revolving credit line interest			464,000	$0.03
Tax effected at 39% tax rate (a)	(5,086,000)	$(0.30)	(1,774,000)	$(0.12)
Adjusted net income	$10,172,000	$0.60	$5,327,000	$0.36

(a) Tax effect at 39% of the income from continuing operations before income tax expense (reflecting the adjustments)

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Six Months Ended September 30,
	2014		2013
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income, as reported	$5,424,000	$0.33	$103,144,000	$7.02
Adjustments:
Income from discontinued operations	-		(100,877,000)	$(6.86)
Net sales
Return and stock adjustment accruals	560,000	$0.03	1,287,000	$0.09
Customer allowances associated with inventory purchases related to new product lines and additional business	10,427,000	$0.64	125,000	$0.01
Cost of goods sold
New product line start-up costs	189,000	$0.01
Lower of cost or market revaluation - cores on customers' shelves	731,000	$0.04
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(465,000)	$(0.03)	(354,000)	$(0.02)
Discontinued subsidiaries costs	-		325,000	$0.02
Operating expenses
Disc. subsidiaries legal, severance and other costs	1,913,000	$0.12	2,908,000	0.20
Share-based compensation expense	1,098,000	$0.07	241,000	$0.02
Mark-to-market losses (gains)	403,000	$0.02	4,794,000	$0.33
Disc. subsidiaries sales and marketing expenses	-		21,000	$0.001
Consulting fees, research and development	-		75,000	$0.01
Interest
Disc. subsidiaries supplier revolving credit line interest			653,000	$0.04
Tax effected at 39% tax rate (a)	(5,389,000)	$(0.33)	(3,773,000)	$(0.26)
Adjusted net income	$14,891,000	$0.91	$8,569,000	$0.58

(a) Tax effect at 39% of the income from continuing operations before income tax expense (reflecting the adjustments)

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended September 30,
	2014		2013
	$	Gross Margin	$	Gross Margin
GAAP gross profit, as reported	$18,420,000	26.00%	$19,705,000	29.8%
Adjustments:
Net sales
Return and stock adjustment accruals	560,000		575,000
Customer allowances associated with inventory purchases related to new product lines and additional business	9,985,000		125,000
Cost of goods sold
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(465,000)
Discontinued subsidiaries costs	-		325,000
Total adjustments	10,080,000	9.02%	1,025,000	1.2%
Adjusted gross profit	$28,500,000	35.02%	$20,730,000	31.0%

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Six Months Ended September 30,
	2014		2013
	$	Gross Margin	$	Gross Margin
GAAP gross profit, as reported	$36,236,000	27.08%	$35,719,000	30.7%
Adjustments:
Net sales
Return and stock adjustment accruals	560,000		1,287,000
Customer allowances associated with inventory purchases related to new product lines and additional business	10,427,000		125,000
Cost of goods sold
New product line start-up costs	189,000
Lower of cost or market revaluation - cores on customers' shelves	731,000
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(465,000)		(354,000)
Discontinued subsidiaries costs	-		325,000
Total adjustments	11,442,000	5.85%	1,383,000	0.8%
Adjusted gross profit	$47,678,000	32.93%	$37,102,000	31.5%

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended September 30,		Six Months Ended September 30,
	2014	2013	2014	2013
GAAP net income, as reported	$1,475,000	$2,164,000	$5,424,000	$103,144,000
Income from discontinued operations				(100,877,000)
Interest expense, net	3,339,000	4,663,000	6,752,000	8,588,000
Income tax expense	1,418,000	1,631,000	4,132,000	1,705,000
Depreciation and amortization	615,000	683,000	1,248,000	1,416,000
EBITDA, as reported	$6,847,000	$9,141,000	$17,556,000	$13,976,000

Adjustments:
Net sales
Return and stock adjustment accruals	560,000	575,000	560,000	1,287,000
Customer allowances associated with inventory purchases related to new product lines and additional business	9,985,000	125,000	10,427,000	125,000
Cost of goods sold
New product line start-up costs			189,000
Lower of cost or market revaluation - cores on customers' shelves			731,000
Cost of inventory purchases related to new product lines and additional business, and stock adjustment accrual	(465,000)		(465,000)	(354,000)
Discontinued subsidiaries costs		325,000		325,000
Operating expenses
Disc. subsidiaries legal, severance and other costs	1,353,000	841,000	1,913,000	2,908,000
Share-based compensation expense	600,000	116,000	1,098,000	241,000
Mark-to-market losses (gains)	1,750,000	2,491,000	403,000	4,794,000
Disc. subsidiaries sales and marketing expenses	-			21,000
Consulting fees, research and development	-			75,000
Adjusted EBITDA	$20,630,000	$13,614,000	$32,412,000	$23,398,000